American Century Government Income Trust Prospectus Supplement Government Bond Fund
Supplement dated May 20, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the Annual Total Returns table on page 11 of the prospectus.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	3.01%	5.31%	6.08%
Return After Taxes on Distributions	1.38%	3.69%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	3.59%	4.18%
A Class(1) Return Before Taxes	-1.90%	4.09%	5.33%
C Class(2) Return Before Taxes	2.00%	4.25%	5.02%
R Class(2) Return Before Taxes	2.45%	4.78%	5.55%
Barclays Capital US Government/MBS Index(3) (reflects no deduction for fees, expenses or taxes)	1.96%	5.32%	6.31%
Citigroup Treasury/Mortgage Index (reflects no deduction for fees, expenses or taxes)	1.71%	5.38%	6.34%

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for the C and R Classes prior to their inception is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

3
In January 2010, the fund's benchmark changed from the Citigroup Treasury/Mortgage Index to the Barclays Capital US Government/MBS Index.  This reflects a change in the portfolio management analytics software used by American Century's fixed-income teams.  The investment process is unchanged.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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